UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of Earliest Event Reported): August 24, 2009
Cedar Shopping Centers, Inc.
(Exact name of registrant as specified in its charter)

Maryland (State or other jurisdiction of incorporation)	001-31817 (Commission File No.)	42-1241468 (IRS Employer Identification No.)

44 South Bayles Avenue Port Washington, NY (Address of principal executive offices)		11050-3765 (Zip Code)
(516) 767-6492
(Registrant’s telephone number,
including area code)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.	Other Events
Cedar Shopping Centers, Inc. (the “Company”) is re-issuing in an updated format its historical financial statements included in the Company’s Annual Report on Form 10-K for the year ended December 31, 2008 that was originally filed with the Securities and Exchange Commission (the “SEC”) on March 16, 2009 (the “Original Filing”). On August 5, 2009, the Company filed its Quarterly Report on Form 10-Q for the period ended June 30, 2009 (the “Quarterly Report”). In compliance with the provisions of Statement of Financial Accounting Standards No. 144, “Accounting for the Impairment or Disposal of Long-Lived Assets”, the results of operations of the Company’s properties that were sold during the three months ended June 30, 2009 or that met the “held for sale” criteria as of June 30, 2009 were reported as a component of “discontinued operations” for each period presented (including the comparable period of the prior year), as further described in Note 2 of Notes to Consolidated Financial Statements included in the Quarterly Report. The Quarterly Report included reclassifications of prior-period amounts to conform to the 2009 presentation. Under SEC requirements, the same reclassifications are required for previously-issued annual financial statements for each of the three years shown in the Original Filing if those financial statements are incorporated by reference in subsequent filings made under the Securities Act of 1933, as amended, even though those financial statements relate to periods prior to the sale date.
This Report on Form 8-K is being filed to update Items 6, 7 and 8 in Part II of the Original Filing in their entirety to conform to the 2009 presentation included in the Quarterly Report. The aforementioned reclassifications had no effect on the Company’s previously-reported net income attributable to common shareholders, Funds From Operations, or the related basic/diluted per share/OP Unit amounts.
This Form 8-K does not attempt to modify or update any other disclosures set forth in the Original Filing, except as required to reflect the aforementioned amended information. In addition, except for the amended information included herein, this Form 8-K speaks as of the filing date of the Original Filing and does not update or discuss any other developments affecting the Company subsequent to the date of the Original Filing.

Item 9.01.	Financial Statements and Exhibits.
(c) Exhibits.

23.1	Consent of Independent Registered Public Accounting Firm.

99.1	Form 10-K, Item 6.	Selected Financial Data
	Form 10-K, Item 7.	Management’s Discussion and Analysis of
Financial Condition and Results of
Operations
	Form 10-K, Item 8.	Financial Statements and Supplementary
Data

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.
CEDAR SHOPPING CENTERS, INC.

/s/ LAWRENCE E. KREIDER, JR. Lawrence E. Kreider, Jr.
Chief Financial Officer
(Principal financial officer)

Dated: August 24, 2009